UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): January 25, 2008

Multiband Corporation

(Exact name of registrant as specified in its chapter)

Minnesota	13529		41-1255001
(State or other jurisdiction	(Commission File Number)		(IRS Employer
of incorporation)			Identification No.)

9449 Science Center Drive
New Hope, Minnesota		55428
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code 763-504-3000

_______________________________________________________
(Former name or former address, if changed since last report)

Item 7.01 Regulation FD

a) Press Release- On January 25, 2008, Multiband Corporation (the Company) issued the attached press release related to an Agreement to acquire Michigan Microtech Stock and the receipt of a staff determination letter from Nasdaq.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2008	Multiband Corporation

	By:	/s/ James L. Mandel
James L. Mandel
Chief Executive Officer